Short-term loans	12 Months Ended
Dec. 31, 2025
Short-term Loans
Short-term loans

Note 9 – Short-term loans

Outstanding balances on short-term loans consist of the following:

Bank Name	Maturities	Interest rate	Collateral/Guarantee/Co-borrower	December 31, 2025	December 31, 2024

Bank of Communications	December 2026	2.65%	Hong Wan	$662,955	$—
Total				662,955	—
			Current	$662,955	$—

In December 2025, Pinmu Century and its shareholder Hong Wan entered into a loan agreement with Bank of Communications as co-borrowers, obtaining a revolving credit facility of approximately $1,429,981 (RMB 10,000,000). Pursuant to the agreement, the credit facility is available for a period of two years, commencing on December 19, 2025, and expiring on December 19, 2027. As of December 31, 2025, the Company has borrowed $662,955 from the bank. The outstanding loan is bearing interest at a rate of 2.65% per annum and matures in December 2026.